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                                 EXHIBIT 10.42

                               SECURITY AGREEMENT

         THIS AGREEMENT, made this 5th day of September, 1996, by and between BROADCAST, CABLE AND SATELLITE TECHNOLOGIES, INC., a Texas corporation (hereinafter referred to as "Debtor") and CHARLES E. WALKER, a Texas resident, or his heirs, successors, or assigns (hereinafter referred to as "Secured Party"), located at 1800 West Loop South, Houston, Texas 77027.

                              W I T N E S S E T H:

         WHEREAS, Debtor is indebted to the Secured party in the amount of $1,400,000.00 plus accrued and unpaid interest as evidenced by that certain Promissory Note of even date herewith (the "Note");

         WHEREAS, Debtor acquired on the date herewith from Secured Party the property described in Exhibit "A" attached hereto and by this reference incorporated herein; and

         WHEREAS, the Secured Party has requested and the Debtor has agreed to grant to the Secured Party a security interest in the property purchased by Debtor from Secured Party as hereinafter described.

         NOW, THEREFORE, in consideration of the premises which shall be deemed a part of this Agreement and not merely as recitals thereto, the parties hereto, intending to be legally bound thereby, agree as follows:

                                  ARTICLE 18.
                           GRANT OF SECURITY INTEREST

         Debtor, to secure prompt payment of the indebtedness evidenced by the Note and for other valuable consideration, receipt whereof is hereby acknowledged, hereby pledges and assigns to Secured Party a continuing first lien in and to all equipment, machinery, furniture, furnishings and other personal property purchased by Debtor from Secured Party, including but not limited to, those items listed on Exhibit "A" attached hereto and by this reference incorporated herein and any proceeds or substitutions thereof ("Collateral").

                                  ARTICLE 19.
                            COVENANTS OF THE DEBTOR

         A. To further secure the payment of the indebtedness evidenced by the Note, the Debtor agrees as follows:

                 [1] To pay the Notes secured by this Agreement according to their terms;
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                 [2]      To pay prior to delinquency all taxes assessed
against the Collateral;

                 [3]      To execute any instrument or statement required by
law or otherwise necessary to effectuate the purposes and provisions of this Agreement, and necessary in order to perfect, or continue the security interest of Secured Party in the Collateral;

                 [4]      Not to sell, transfer, assign or otherwise dispose of
any of the Collateral without the prior written consent of Secured Party;

                 [5]      To take any and all steps required to protect the
Collateral;

                 [6]      To take all steps necessary to protect the priority
of the security interest granted by the Debtor to the Secured Party herein;

                 [7]      Not to cause anything to be done which may materially
impair the value of the Collateral, except for wear and tear in the normal course of business, or the security interest intended to be granted to the Secured Party by this Security Agreement;

                 [8]      To promptly notify the Secured Party of any claim,
action or proceeding affecting title to the Collateral or any material part thereof, or the security interest created under this Agreement, of which the Debtor has knowledge or reasonably should have knowledge; and

                 [9]      To keep the Collateral insured against fire
(including extended coverage) and other normally insurable hazards, to the extent of the full insurable value thereof, by responsible insurance companies authorized to do business in the State of Texas, which insurance shall be reasonably acceptable to Secured Party.

         B. Failure to Perform Covenants. Should any covenant, duty or agreement of the Debtor fail to be performed in accordance with its terms hereunder, the Secured Party may, but shall not be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Debtor and any amount expended by the Secured Party in performance or attempted performance shall be paid by the Debtor of the Secured Party, payment of which amount shall be secured by the Collateral as if such amounts were part of the amount due and owing under the Note.

                                  ARTICLE 20.
                                    DEFAULT

         A. Events of Default. The following shall constitute an Event of Default under this Security Agreement.
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                 [1]      Any default under the terms and conditions of the
Note;

                 [2]      Failure by the Debtor to comply with and perform any
of their covenants under this Agreement within thirty (30) days of receipt of written notice of such failure by the Secured Party to the Debtor;

                 [3]      Commencement of any insolvency proceedings by or
against the Debtor under the Federal Bankruptcy Code or the commencement of any proceedings by or against the Debtor under any law relating to the bankruptcy, insolvency, reorganization or relief of or the commencement of any proceedings for composition, extension, arrangement or adjustment of any of the debts or obligations of the Debtor if any of such proceedings are not dismissed within ninety (90) days of commencement;

                 [4]      Subjection of the Collateral, or any part hereof, to
levy under a writ of execution, or a writ of replevin, or other like judicial process; and

                 [5]      Debtor makes an assignment for the benefit of
creditors of all or substantially all of its assets.

                                  ARTICLE 21.
                         RIGHTS AND REMEDIES IN DEFAULT

         A. Rights and Remedies. Upon the occurrence of any of the above Events of Default and at any time thereafter (such default not having been previously cured), the Secured Party in addition to all rights and remedies available to it as secured party under the Uniform Commercial Code of the State of Texas, which rights and remedies shall be exercisable immediately, the Secured Party may, at its option, declare the Note secured hereby to be immedi-ately due and payable without demand or notice of any kind whatsoever. Notwithstanding the foregoing, in that the Collateral consists of the pledge of stock of the licensee of Television Station KZJL, Houston, Texas, the voting rights to such stock will remain with the Debtor, even in the event of default hereunder or under the Note, and in the event of such a default there is a private or public sale of such stock, prior to the exercise of any stockholder rights by the purchaser at such a sale, the prior consent of the Federal Communications Commission, pursuant to the requirements of 47 U.S.C. Section 310 (d) will be obtained.

         B. Expenses. Upon the occurrence of any of the above Events of Default, and upon the exercise by the Secured Party of the remedies of a secured party under the Uniform Commercial Code of the State of Texas, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral shall be chargeable to the Debtor.

                                  ARTICLE 22.
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             REPRESENTATIONS AND WARRANTIES OF DEBTOR AND COMPANIES

         A.      The Debtor represents and warrants as follows:

                 [1]      The Debtor has authority to execute and deliver this
Security Agreement;

                 [2]      No security interest, other than the security
interests created herein, has attached or been perfected in the Collateral or any part thereof in favor of any party other than the Secured Party and no other security agreement covering the Collateral has been made and no financing statement covering the Collateral has been filed with any filing officer. The security interest of the Secured Party in the Collateral, when perfected, will be superior to the security interest of any other party.

                                  ARTICLE 23.
                                OTHER AGREEMENTS

         A.      The parties further agree as follows:

                 [1]      This Agreement shall be terminated, and it shall no
longer be of any force or effect, as soon as the indebtedness evidenced by the
Note is paid in full; and thereupon, Secured Party shall promptly file the necessary documentation to reflect a termination of its security interest in the Collateral;

                 [2]      No delay in the enforcement of the rights of Secured
Party under this Agreement or the Note shall constitute a waiver or prejudice the rights of Secured Party with respect to the Collateral;

                 [3]      This Agreement shall be binding upon and inure to the
benefit of the parties hereto and their respective successors, assigns, and legal representatives;

                 [4]      Neither this Agreement nor any term or provision
hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom or which the enforcement or the change, waiver, discharge or termination is sought; and

                 [5]      This Agreement shall be governed by and construed in
accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the Debtor and the Secured Party have respectively signed this Agreement as of the date first above written.


                                               DEBTOR:

                                               BROADCAST, CABLE AND SATELLITE
                                               TECHNOLOGIES, INC.,

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                                               a Texas corporation



                                               By: /s/ Kent E. Lillie
                                                   ---------------------------
                                                   Kent E. Lillie
                                                   President


                                               SECURED PARTY:



                                                /s/ Charles E. Walker
                                                ------------------------------
                                               Charles E. Walker, Individually

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                                  EXHIBIT "A"
                             TO SECURITY AGREEMENT


100% of the issued and outstanding shares of common stock in Urban Broadcasting Systems, Inc., a Texas corporation, consisting of the following:

Stock Certificate No. 3 for 490 shares registered to Broadcast, Cable and Satellite Technologies, Inc.

Stock Certificate No. 4 for 510 shares registered to Broadcast, Cable and Satellite Technologies, Inc.